NUMBER

pervasip

SHARES

Pervasip Corp.

INCORPORATED UNDER THE LAWS
OF THE STATE OF NEW YORK

COMMON STOCK
CUSIP 715709 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, TEN ($.10) CENTS PAR VALUE, OF

Pervasip Corp.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation and the amendments from time to time made thereto (copies of which are on file at the principal executive office of the Corporation), to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Erin M Hellige
SECRETARY

Pervasip Corp.
CORPORATE
SEAL
1964
NEW YORK

Paul H. Riss
CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Pervasip Corp.

The Corporation is authorized to issue multiple classes of stock. The Corporation will furnish a full statement or summary of the designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of stock which the Corporation is authorized to issue to any stockholder upon request and without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–......................Custodian......................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.